Note 4 - Shareholder Remuneration System	6 Months Ended
Jun. 30, 2020
Share holder Remuneration System Abstract
Disclosure Share holder Remuneration System Explanatory

4. Shareholder remuneration system

The Annual General Meeting of March 13, 2020, approved the payment in cash of €0.16 (€0.1296 net of withholding tax) for all outstanding BBVA shares as final dividend for 2019. The dividend was paid on April 9, 2020.

On April 30, 2020, in accordance with the recommendation ECB/2020/19 issued by the ECB on March 27, 2020 on dividend distributions during the COVID-19 pandemic, the Board of Directors of BBVA has resolved to modify the dividend policy of the Group, as announced on February 1, 2017, for the 2020 financial year, determining not to pay any dividend corresponding to such year until the uncertainties caused by the COVID-19 pandemic disappear and, in any case, not before the end of such year.